                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            TransCommunity Bankshares
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------

                     [TransCommunity Bankshares Letterhead]



                                 August 6, 2002


Dear Fellow Shareholders:

          You are cordially invited to attend the Annual Meeting of Shareholders of TransCommunity Bankshares Incorporated ("TransCommunity") on Wednesday, September 4, 2002, at 10:00 a.m. at the Powhatan Village Building, 3910 Old Buckingham Road, Powhatan, Virginia. The accompanying notice and proxy statement describe important matters to be presented at the meeting. Also enclosed is our Annual Report to Shareholders that will be reviewed at the Annual Meeting. Please give these materials your prompt attention.

          At the meeting, votes will be cast for the election of all three classes of directors of TransCommunity. Your Board of Directors unanimously supports these individuals and recommends that you VOTE FOR them as directors. Votes will also be cast to ratify the designation of S.B. Hoover & Company, L.L.P. as independent public accountants for TransCommunity. The Board of Directors unanimously recommends that you VOTE FOR ratification of S.B. Hoover & Company, L.L.P.

          Whether or not you plan to attend the Annual Meeting of Shareholders, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your vote is important regardless of the number of shares you own. We look forward to seeing you at the Annual Meeting, and we appreciate your continued loyalty and support.

                                        Sincerely,

                                        /s/ Bruce B. Nolte

                                        Bruce B. Nolte
                                        President and Chief Operating Officer

                     TRANSCOMMUNITY BANKSHARES INCORPORATED
                             9025 Forest Hill Avenue
                            Richmond, Virginia 23235


           ----------------------------------------------------------

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

           ----------------------------------------------------------

                          TO BE HELD SEPTEMBER 4, 2002


To Our Shareholders:

     The 2002 Annual Meeting of Shareholders of TransCommunity Bankshares Incorporated ("TransCommunity") will be held on Wednesday, September 4, 2002, at 10:00 a.m. at the Powhatan Village Building, 3910 Old Buckingham Road, Powhatan, Virginia for the following purposes:

     1. To elect five (5) Class II directors to serve on the TransCommunity Board of Directors until the 2003 Annual Meeting and until their successors are elected and qualified, five (5) Class III directors to serve on the TransCommunity Board of Directors until the 2004 Annual Meeting and until their successors are elected and qualified, and five
        (5) Class I directors to serve on the TransCommunity Board of Directors until the 2005 Annual Meeting and until their successors are elected and qualified;

     2. To ratify the designation of S.B. Hoover & Company, L.L.P. as independent public accountants for TransCommunity for the fiscal year ending December 31, 2002; and

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on July 29, 2002, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/ Bruce B. Nolte

                                        Bruce B. Nolte
                                        President and Chief Operating Officer

August 6, 2002

     The Board of Directors of TransCommunity Bankshares Incorporated unanimously recommends that Shareholders VOTE FOR all of the directors named in the attached proxy statement and VOTE FOR ratification of the designation of S.B. Hoover & Company, L.L.P. as independent public accountants.

           -----------------------------------------------------------
             PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY,
              WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.
           -----------------------------------------------------------

                     TRANSCOMMUNITY BANKSHARES INCORPORATED
                             9025 Forest Hill Avenue
                            Richmond, Virginia 23235

                              --------------------

                                 PROXY STATEMENT

                              --------------------


                               GENERAL INFORMATION

     The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2002 Annual Meeting of the Shareholders (the "Annual Meeting") of TransCommunity Bankshares Incorporated ("TransCommunity") to be held Wednesday, September 4, 2002, at 10:00 a.m. at the Powhatan Village Building, 3910 Old Buckingham Road, Powhatan, Virginia. The approximate mailing date of this proxy statement and accompanying proxy is August 6, 2002.


Use and Revocation of Proxies

     If the enclosed proxy form is properly executed and timely returned for voting at the Annual Meeting, the shares represented thereby will be voted in accordance with instructions thereon. If no instructions are included, the proxy will be voted FOR the nominees for the board of directors listed in this proxy statement, FOR ratification of S.B. Hoover & Company, L.L.P. as TransCommunity's independent public accountants, and in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting, unless otherwise revoked.

     Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy and for any reason desires to revoke it may do so at any time before the proxy is exercised by filing with the Secretary of TransCommunity an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and requesting to vote in person.


Shareholders Entitled to Vote and Vote Required

     Only holders of record of TransCommunity common stock at the close of business on July 29, 2002, are entitled to vote at the Annual Meeting. On the record date there were 1,094,307 shares of common stock outstanding and entitled to vote. TransCommunity has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of outstanding TransCommunity common stock is entitled to one vote on each matter presented at the Annual Meeting.

     With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. On all other matters presented at the Annual Meeting, an affirmative vote by the holders of a majority of shares represented at the meeting is required for such approvals. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customers) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such a proposal has been approved, and therefore have no effect.

Solicitation of Proxies

     The Company will bear its own expenses incident to soliciting proxies. Directors, officers, employees and agents of the Company acting without commission or other special compensation may solicit proxies in person, by telephone or by mail. We anticipate that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and TransCommunity will reimburse them for their charges and expenses in this connection.


Securities Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of July 25, 2002, regarding the number of shares of TransCommunity common stock beneficially owned by each current director, director nominee and certain executive officers of TransCommunity, and by all current directors, director nominees and executive officers of TransCommunity as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time. No shareholder owns 5% or more of TransCommunity's outstanding common stock.

                                                  Common Stock
                                                  Beneficially       Percentage
Name                                              Owned (1)(2)        of Class
----                                              ------------       ----------

Dean P. Agee                                          1,000               *
Thomas M. Crowder                                       500               *
Stan A. Fischer                                       5,000               *
Richard W. Mayhew                                    10,000               *
Julian C. Metts, Jr.                                 17,383               1.6%
James L. Minter                                       9,475               *
Bruce B. Nolte                                       10,200               *
Lawrence B. Nuckols                                  10,000               *
Troy A. Peery                                         5,000               *
John W. Pretlow, Jr.                                  1,000               *
John J. Purcell, Jr.                                  5,000               *
George W. Rimler                                      5,000               *
Stuart C. Siegel                                     10,000               *
John J. Sponski                                       5,250               *
John C. Watkins                                       3,567               *
William C. Wiley                                      5,950               *
Robin Traywick Williams                               3,100               *


All TransCommunity directors and executive          107,425               9.8%
     officers (17 persons)

________________

* Represents less than one percent (1%) of total outstanding shares of TransCommunity common stock as of July 25, 2002.

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.

(2) Includes shares subject to presently exercisable options awarded to directors of Bank of Powhatan, N.A. under TransCommunity's stock option plan, as follows: Mr. Metts--1,383; Mr. Minter--1,975; Mr. Watkins--1,067; and Mr. Wiley--1,950. The stock option plan of Bank of Powhatan was assumed by TransCommunity in connection with the reorganization whereby Bank of Powhatan became a wholly-owned subsidiary of TransCommunity.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     All shareholders of TransCommunity are requested to vote on the election of the Board of Directors at the Annual Meeting. TransCommunity's Board is divided into three classes (I, II, and III) of directors. Because this is the first annual meeting following the reorganization of the Bank of Powhatan, N.A. into a wholly-owned subsidiary of TransCommunity, all three classes of the Board of Directors will be nominated for election at the Annual Meeting. The persons named below will be nominated to serve as directors. Each of the director nominees currently serves as a director of TransCommunity, with the exception of Mr. Nuckols and Ms. Williams. John W. Pretlow, Jr., a current Class II director, is being nominated for election as a Class III director. Julian C. Metts, Jr., a current Class III director, is being nominated for election as a Class II director. Stan A. Fischer, a current Class III director, has determined not to stand for re-election. If elected, the Class II nominees will serve until the 2003 Annual Meeting, the Class III nominees will serve until the 2004 Annual Meeting, and the Class I nominees will serve until the 2005 Annual Meeting of Shareholders. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Board of Directors believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Board.

     Certain information concerning the nominees for election at the Annual Meeting as directors is set forth below.

                                                                        Principal
                                 Director                           Occupation During
Name (Age)                        Since                              Past Five Years
----------                        -----                              ---------------
Class I Directors       (Serving Until 2005 Annual Meeting)

Richard W. Mayhew (51)            2001        President, Main Street Mortgage and Investment Corporation,
                                              Richmond, Virginia; Chief Financial Officer, Secretary and
                                              Treasurer, TransCommunity Bankshares Incorporated

James L. Minter (65)              2000/(1)/   Owner, J.L. Minter Electrical Contractor, Richmond,
                                              Virginia; Owner, Swansboro Mechanical, Inc., Richmond,
                                              Virginia; Director, Bank of Powhatan, N.A., Powhatan,
                                              Virginia

Stuart C. Siegel (59)             2002        Chairman, S&K Famous Brands, Inc., Richmond, Virginia;
                                              Director, SunTrust Bank, Central Board, Richmond, Virginia

John C. Watkins (55)              1998/(1)/   President, Watkins Nurseries, Inc., Midlothian, Virginia;
                                              Member, Virginia State Senate; Director, Bank of Powhatan,
                                              N.A., Powhatan, Virginia

Robin Traywick Williams (52)        --        Chairman, Virginia Racing Commission, Richmond, Virginia,
                                              since 1998; Chief of Staff for Lieutenant Governor of
                                              Virginia in 2001; Legislative Liaison for Lieutenant
                                              Governor of Virginia from 1997 to 2000


Class II Directors      (Serving Until 2003 Annual Meeting)

Thomas M. Crowder (46)            2001        Executive Vice President, Guilford Company, Richmond,
                                              Virginia

Julian C. Metts, Jr. (68)         1998/(1)/   Orthodontist, Cumberland, Virginia; Director, Bank of
                                              Powhatan, N.A., Powhatan, Virginia

Troy A. Peery, Jr. (56)           2002        President, Peery Enterprises, Manakin-Sabot, Virginia since
                                              October 1998; President, Heilig-Meyers Company, Richmond,
                                              Virginia/(2)/ from September 1985 to December 1998; Director,
                                              S&K Famous Brands, Inc., Richmond, Virginia; Director, Open
                                              Plan Systems, Richmond, Virginia

John J. Purcell, Jr. (64)         2001        Secretary & Treasurer, J. S. Purcell Lumber Corporation,
                                              Louisa, Virginia; former member, Board of Supervisors,
                                              Louisa County, Virginia

George W. Rimler (60)             2001        Professor of Management, Virginia Commonwealth University,
                                              Richmond, Virginia; Director, Virginia Family Business Forum


Class III Directors     (Serving Until 2004 Annual Meeting)

Dean P. Agee (65)                 2001        Retired; Former Clerk of the Circuit Court of Louisa County,
                                              Virginia

Lawrence B. Nuckols (62)            --        Self-employed cattle farmer and real estate developer,
                                              Goochland, Virginia; former owner, Nuckols Exxon, Goochland,
                                              Virginia; former member, Board of Supervisors, Goochland
                                              County, Virginia

John W. Pretlow, Jr. (57)         2001        Owner, John W. Pretlow Insurance Agency, Inc.,
                                              Richmond, Virginia

John J. Sponski (61)              2001        Member/Manager, Tre Sorelle, L.L.C., Locust Dale, Virginia;
                                              Retired, Former Executive Vice President, Bank of America
                                              Corporation

William C. Wiley (56)             2000/(1)/   Chairman and Chief Executive Officer, TransCommunity
                                              Bankshares Incorporated; Chairman, Bank of Powhatan, N.A.,
                                              Powhatan, Virginia; Chairman and principal shareholder of
                                              DPO Holdings, Inc., Richmond, Virginia

(1) Includes term as a director of Bank of Powhatan, N.A. before TransCommunity became the holding company for Bank of Powhatan, N.A.

(2) On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (the Company) filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Code (the Bankruptcy Code). The Company is in possession of its assets, and manages and operates its businesses as debtor-in-possession under the Bankruptcy Code.


     There are no family relationships between any director or executive officer of TransCommunity; nor is the Board of Directors aware of any involvement in legal proceedings which are material to an evaluation of the ability or integrity of any director or person nominated to become a director. Unless authority for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE INDIVIDUALS NOMINATED TO SERVE AS DIRECTORS.


Board Committees and Attendance

     The Board of Directors conducts its business through meetings of the Board and through its committees. During calendar year 2001, the Board of Directors held 10 regular meetings. Each incumbent director attended at least 75% of all meetings of the board and committees on which he served, with the exception of Mr. Watkins, who attended 60% of all meetings. The Board of Directors has standing Executive, Compensation and Audit Committees.

     Nominating Committee: The Board of Directors has no separate nominating committee. The entire Board makes nominations and considers the qualifications of any candidates for membership on the Board. In its capacity as the nominating committee, the Board will accept for consideration shareholder nominations for directors if made in writing in accordance with TransCommunity's bylaws. Shareholder nominations must include the nominee's written consent to the nomination, sufficient background information with respect to the nominee, sufficient identification of the nominating shareholder and a representation by shareholder of his or her intention to appear at the Annual Meeting (in person or by proxy) to nominate the individual specified in the notice.

     Executive Committee: Members of the Executive Committee are Messrs. Wiley (Chairman), Purcell, Rimler and Sponski. The Executive Committee reviews various matters and submits proposals or recommendations to the Board of Directors. This committee is authorized, between meetings of the Board, to perform duties and exercise certain authorities of the Board. The Executive Committee did not meet in 2001.

     Compensation Committee: Members of the Compensation Committee are Messrs. Rimler (Chairman), Crowder and Sponski. This committee recommends the level of compensation for TransCommunity's officers and other employee remuneration plans to the Board of Directors. The Compensation Committee met one time in 2001.

     Audit Committee: Members of the Audit Committee are Messrs. Sponski (Chairman), Agee, Crowder, Metts and Pretlow. The Audit Committee reviews and approves various audit functions including the year-end audit performed by TransCommunity's independent auditors. The Audit Committee met one time in 2001. See Report of the Audit Committee on page 11.

Directors' Compensation

     The directors received no retainer for 2001, nor did any director receive any fees for attending board or committee meetings.

Executive Officers of TransCommunity Who Are Not Directors

     Bruce B. Nolte (55) - President and Chief Operating Officer. Mr. Nolte became President and Chief Operating Officer of TransCommunity on June 27, 2001. Before that, he had served as President since May 1, 2001. A native of Richmond, Virginia, Mr. Nolte has more than 20 years' experience in the financial services industry. Before joining TransCommunity, Mr. Nolte served as Executive Vice President and General Counsel of a subsidiary of First Tennessee Bank, N.A., from 1995 to 2001. Mr. Nolte is a graduate of the U.S. Military Academy, and holds a law degree from the University of Richmond.

Executive Compensation

     The following table shows the cash and other compensation paid to William
C. Wiley, Chairman and Chief Executive Officer during 2001 and 2000, and Bruce
B. Nolte, President and Chief Operating Officer, and Richard W. Mayhew, Chief Financial Officer, during 2001. During 2001, no other executive officer of TransCommunity received compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                   Annual Compensation                  Compensation
                                                   -------------------                  ------------

Name and                                                            Other Annual                       All Other
Principal Position               Year      Salary         Bonus    Compensation /(1)/    Options (#)    Compensation
------------------               ----      ------         -----    ------------------    -----------    ------------
William C. Wiley
Chairman and Chief Executive     2001   $ 97,375         $25,000          --              5,850/(3)/         --
 Officer                         2000   $ 53,000/(2)/         --          --                 --              --

Bruce B. Nolte
President and Chief              2001   $ 87,833/(4)/    $12,500          --                 --              --
 Operating Officer

Richard W. Mayhew
Chief Financial Officer;         2001   $120,000/(5)/         --          --                 --              --
 President and Chief
 Executive Officer of Main
 Street

---------------

(1) The amount of compensation in the form of perquisites or other personal benefits properly categorized in this column according to the disclosure rules adopted by the Securities and Exchange Commission did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported in each of the years reported for either Mr. Wiley or Mr. Nolte.

(2) During calendar year 2000, Mr. Wiley served as Interim Chief Executive Officer of the Bank of Powhatan, N.A., from July 8, 2000 to December 8, 2000, when a new President and Chief Executive Officer commenced employment.

(3) Mr. Wiley was granted 5,850 options to purchase shares of Bank of Powhatan, N.A. common stock on May 16, 2001, under the Bank of Powhatan, N.A.'s stock option plan. In connection with the reorganization of TransCommunity into the holding company for Bank of Powhatan, these options were assumed by TransCommunity on August 15, 2001, and converted into options to purchase shares of TransCommunity common stock. The options have an exercise price of $10.00 per share and share and vest in three equal annual installments as of the first, second and third anniversary of the date of grant.

(4) Represents compensation paid from May 1, 2001, when Mr. Nolte's employment with TransCommunity commenced, through December 31, 2001.

(5) Mr. Mayhew's salary was paid by Main Street Mortgage and Investment Corporation for Mr. Mayhew's services as President and Chief Executive Officer of Main Street. Mr. Mayhew draws no compensation from TransCommunity for his services as Chief Financial Officer of TransCommunity.


                        FISCAL YEAR-END OPTION VALUES/(1)/

                                    Number of Securities
                                   Underlying Unexercised        Value of Unexercised
                                          Options                In-the-Money Options
                                        at FY-End (#)                at FY-End ($)
      Name                        Exercisable/Unexercisable    Exercisable/Unexercisable
      ----                        -------------------------    -------------------------
      William C. Wiley                  1,950/3,900/(2)/                 --/(2)/

      Bruce B. Nolte                             --                      --

      Richard W. Mayhew                          --                      --

(1)  There were no stock option grants to these executive officers in 2001.

(2) Mr. Wiley was granted 5,850 options to purchase shares of Bank of Powhatan, N.A. common stock on May 16, 2001, under the Bank of Powhatan, N.A.'s stock option plan. In connection with the reorganization of TransCommunity into the holding company for Bank of Powhatan, these options were assumed by TransCommunity on August 15, 2001, and converted into options to purchase shares of TransCommunity common stock. The options have an exercise price of $10.00 per share and vest in three equal annual installments as of the first, second and third anniversary of the date of grant. Based upon the $10.00 per share offering price of TransCommunity's ongoing public offering, none of these options were in-the-money as of December 31, 2001.


Employment Agreements

     On March 13, 2001, the organizing directors of TransCommunity and Mr. Wiley entered into an employment agreement for Mr. Wiley's services as Chairman and Chief Executive Officer that provided for an annual salary of $118,500. On April 16, 2001, TransCommunity and Mr. Nolte entered into a three year employment agreement for Mr. Nolte's services as President that provided for an annual salary of $124,000.

     Effective June 27, 2001, TransCommunity and Mr. Wiley entered into a revised employment contract under which Mr. Wiley will serve as Chairman of the Board of Directors and Chief Executive Officer of TransCommunity with the responsibility for performing such services and duties as TransCommunity's Board of Directors may designate. Under the contract, Mr. Wiley is entitled to an annual base salary of $140,000, subject to increase at the discretion of the Board. In addition, the contract provided for a potential performance bonus in 2001 based on meeting specified performance goals. Other benefits include term life insurance and health and disability insurance coverage.

     The contract is for a term of three years. Mr. Wiley serves at the pleasure of TransCommunity's Board of Directors. If, during the term of the contract, Mr. Wiley's employment is terminated without cause, Mr. Wiley will be entitled to a severance payment equal to his annual salary at that time. The contract also contains non-competition covenants for a period of one year following termination of Mr. Wiley's employment.

     Mr. Wiley's contract provides that he will be granted options to purchase 30,000 shares of TransCommunity common stock, subject to adjustment in certain circumstances, at an exercise price of not less than the fair market value at the date of grant. The options will vest in three equal annual installments as of the first, second and third anniversary of the date of grant. The vesting of the options is subject, however, to certain conditions. Specifically, vesting of the first installment is subject to TransCommunity's assets at the end of its first fiscal year exceeding the amount of assets projected in pro forma statements submitted to the Comptroller of the Currency in connection with Bank of Powhatan's application to be chartered as a national bank. Vesting of the second and third installments is based upon assets meeting or exceeding budgeted growth targets to be fixed annually by the holding company board of directors.

     Effective June 27, 2001, TransCommunity and Mr. Nolte also entered into a revised employment agreement to serve as President and Chief Operating Officer of TransCommunity. The terms of Mr. Nolte's contract are similar to Mr. Wiley's contract, except that Mr. Nolte's annual base salary is $124,000, subject to increase at the discretion of the Board. Mr. Nolte's contract also provided for a potential performance bonus in 2001 based upon meeting specified performance goals. Mr. Nolte's contract provides that he will receive options for the purchase of 21,000 shares of common stock, subject to adjustment in certain circumstances, vesting over three years on the same terms and subject to the same condition to vesting as apply to Mr. Wiley.

     As of the date of this proxy statement, no portion of the option awards provided for in Mr. Wiley's and Mr. Nolte's employment agreements have been granted.


Employee Benefit Plans

     Stock Option Plan. The Board of Directors of the Bank of Powhatan adopted a stock option plan effective May 8, 2001. The plan was assumed by TransCommunity in connection with the reorganization in which Bank of Powhatan became a wholly-owned subsidiary of TransCommunity. The plan was amended and restated effective December 19, 2001. The plan was adopted in order to reward employees and directors for services rendered and investment risks undertaken to date and to provide flexibility to TransCommunity in its ability to motivate, attract, and retain the services of employees and directors of TransCommunity and its subsidiaries upon whose effort the successful conduct of its operation is largely dependent. The plan will expire on May 7, 2011, unless sooner terminated by the Board. To date, options to acquire 45,575 shares have been awarded under the plan.

     The plan is administered by the Stock Option Committee of TransCommunity's Board of Directors, which consists entirely of the non-employee directors of TransCommunity's Executive Committee. The Stock Option Committee has the power, among others, to determine the employees and directors to whom awards shall be made. In administering the plan, the committee generally has the authority to determine the terms and conditions upon which awards may be made and exercised, but no option will be exercisable in any event after ten years from its grant, to determine terms and provisions of each written agreement evidencing an award, to construe and interpret the plan and the agreements, to establish, amend or waive rules or regulations for the plan's administration, to accelerate the exercisability of any award, the end of any performance period or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the plan. The members of the committee are indemnified by TransCommunity against the reasonable expenses incurred by them, including attorney's fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the plan.

     The plan provides that options for up to 67,000 shares of TransCommunity's common stock may be issued to employees and directors under the plan. The committee will adjust the number of shares subject to each outstanding award, the exercise price and the aggregate number of shares from which grants or awards may be made in order to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations by TransCommunity.

     Subject to the terms, conditions and limitations of the plan, the committee may modify, extend or renew outstanding awards, or, if authorized by the Board, accept the surrender of outstanding awards and authorize new awards in substitution therefor, including awards with lower exercise prices or longer terms than the surrendered awards. The committee may also modify any outstanding agreement, provided that no modification may adversely affect the rights or obligations of the recipient without the consent of the recipient.

     The Board of Directors may terminate, amend or modify the plan from time to time in any respect, unless the particular amendment or modification would adversely affect any optionee in which case the consent of the optionee would be required. Any such amendment may be effected without shareholder approval except to the extent that such approval is required by the Internal Revenue Code of 1986, as amended, pursuant to the rules under Section 16 of the Securities Exchange Act of 1934, by any national securities exchange or system on which the stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations.

     Employees and directors of TransCommunity and any subsidiaries (including any director who is also an employee) who are selected by the committee are eligible for awards under the plan. Such employees include any employee of TransCommunity and any subsidiaries, regardless of title or position. An employee may not be granted options covering more than 10,000 shares in any calendar year (determined without regard to options granted to directors, including any employee director). A director may not be granted options covering more than 7,500 shares in any calendar year (determined without regard to options granted to employees, including any employee director).

     The exercise price of an award may not be less than 100% of the fair market value of the shares on the award date. Unless the committee determines otherwise, one-third of an award to an employee (in his capacity as such if he is both an employee and a director) becomes vested and exercisable on each of the first three anniversaries of the award date and may only be exercisable while the employee is employed by TransCommunity or its subsidiaries. Unless the committee determines otherwise, one-third of an award to a director (in his capacity as such if he is both an employee and a director) becomes vested and exercisable on each of the first three anniversaries of the award date. The full award becomes immediately vested and exercisable if the director's service as a director terminates on account of his death, his retirement in accordance with any company policy on mandatory retirement for directors, his permanent and total disability or his failure to be reelected after requesting to stand for reelection. Unless otherwise provided by the committee, each award becomes vested and exercisable in the event of a change in control of TransCommunity. All options are subject to exercise or forfeiture if TransCommunity's capital falls below its minimum requirements, as determined by its state or federal primary regulator, and TransCommunity's primary federal regulator so directs TransCommunity to require such exercise or forfeiture.

     All options awarded to date have been awarded to various directors and employees of the Bank of Powhatan at an exercise price of $10.00 per share and a term of ten years. One-third of the options vests annually in each of the first three years. The options will automatically vest in the event of a change of control of TransCommunity other than as a result of a reorganization, as is contemplated in this proxy. The option awards were made by the Stock Option Committee taking into consideration the relative "at risk" capital contributions made to Bank of Powhatan to finance its initial organizational stage, attendance at bank board meetings, committee responsibilities, and efforts to enhance Bank of Powhatan's business with new customers and potential customers.

Interest of Management and Board in Certain Transactions

     Directors and officers of TransCommunity and persons with whom they are associated have had, and expect to have in the future, banking transactions with Bank of Powhatan in the ordinary course of their businesses, and expect to have similar transactions with the Bank of Goochland and the Bank of Louisa once those institutions are open for business. In the opinion of management of TransCommunity, all such loans and commitments for loans that have been made to these individuals were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons, were made in the ordinary course of business, and do not involve more than a normal risk of collectibility or present other unfavorable features.

     Mr. Wiley, Chairman and Chief Executive Officer of TransCommunity and chairman of Bank of Powhatan, also serves as Chairman of the Board and is a principal shareholder of DPO Holdings, Inc. ("DPO"), a privately held consulting and management corporation. DPO provided certain consulting services to the organizers of TransCommunity prior to its incorporation and provided similar services to TransCommunity after its incorporation in connection with the organizational activities of the Banks. These services included, among other things, assistance in developing the information required to complete the applications required in connection with the formation of TransCommunity and the reorganization with Bank of Powhatan, as well as with the regulatory approvals for the Bank of Goochland and the Bank of Louisa.

     DPO was paid $37,000 in 2000 by the pre-incorporation organizers of TransCommunity. In 2001, DPO was paid $45,000 by the pre-incorporation organizers of TransCommunity through March 16, 2001. Subsequent to its incorporation on March 16, 2001, TransCommunity paid $12,500 and accrued an additional $7,500 for services rendered by DPO through June 30, 2001. On July 11, 2001, TransCommunity entered into a new agreement with DPO under which DPO agreed to provide consulting services concerning the applications for regulatory approvals for the two new Banks, strategic planning and project management, as well as accounting services and the administration of TransCommunity's website activities. The agreement provided that DPO would receive a total fee of $75,000, payable $15,000 on execution of the agreement and the balance in monthly installments for the services it provided under the agreement. During 2001, TransCommunity paid $75,000 to DPO under the agreement. In December 2001, TransCommunity and DPO extended the agreement, on the same terms, for an additional six months. Pursuant to the extended agreement, TransCommunity paid DPO $10,000 per month during the first six months of 2002, totaling $60,000. The agreement expired on June 30, 2002, and has not been renewed.

     The consulting service relationship between DPO and TransCommunity was fully disclosed to and approved by the Board of Directors of TransCommunity and is believed by management to have been on terms at least as favorable to TransCommunity as could otherwise be obtained from other unrelated third parties. Mr. Wiley draws no salary from DPO and has not received, directly or indirectly, any portion of the fees paid to DPO for the consulting services it has provided. All such amounts have been used to pay operating fees of DPO, including salaries and other compensation of employees of DPO, other than Mr. Wiley, who have provided the services to TransCommunity.

     On January 4, 2001 MSM Acquisition Co. (MSM), a subsidiary of the Bank of Powhatan purchased substantially all the assets of Main Street Mortgage and Investment Corporation from Richard W. Mayhew, who was subsequently appointed a Director and CFO of TransCommunity. In addition to a cash payment to Mr. Mayhew of $231,176, MSM issued to Mr. Mayhew a non-interest-bearing note payable for $115,588 due January 4, 2002. MSM also issued to Mr. Mayhew a non-interest-bearing note payable for $115,588 due on or after January 30, 2003, contingent upon having earned a certain cumulative profit from operation of the business. The Board of Directors of the Bank of Powhatan approved the terms of the purchase. From the proceeds of the sale, Mr. Mayhew used $100,000 to purchase 10,000 shares of common stock of TransCommunity.

     Through his consulting firm, Tre Sorelle, L.L.C., John J. Sponski, a member of the Board of Directors, provided bank systems and operations consulting services to TransCommunity during 2001. Tre Sorelle, L.L.C. received $35,000 in consulting fees for services rendered.


Report of the Audit Committee

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of TransCommunity's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this proxy statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

     The Audit Committee is responsible for overseeing TransCommunity's overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for fiscal year 2001, the Audit Committee:

     . Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and S.B. Hoover & Company, L.L.P. ("S.B. Hoover"), TransCommunity's independent accountants;

     . Discussed with S.B. Hoover the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     . Received written disclosures and the letter from S.B. Hoover regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with S.B. Hoover their independence.

     The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Audit Committee does not complete its reviews prior to TransCommunity's public announcements of financial results and, necessarily, in its oversight role, the Audit Committee relies on the work and assurances of TransCommunity's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and S.B. Hoover, the Audit Committee recommended to the Board that the audited financial statements be included in TransCommunity's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                 Audit Committee

                            John J. Sponski, Chairman
                                  Dean P. Agee
                                Thomas M. Crowder
                              Julian C. Metts, Jr.
                              John W. Pretlow, Jr.


Principal Accounting Fees

     The following fees were paid to S.B. Hoover & Company, L.L.P., TransCommunity's independent public auditors, for services provided for the fiscal year ended December 31, 2001:

     Audit Fees:                              $53,233

     Financial Information Systems
      Design and Implementation Fees:              --

     All Other Fees/(1)/:                     $63,657

------------------------------

(1) "All Other fees" consisted primarily of fees for services rendered in connection with TransCommunity's registration statements and periodic reports filed under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, applications filed with applicable bank regulatory agencies for the Bank of Goochland, N.A. and the Bank of Louisa, N.A., and for other miscellaneous accounting services.

     The Audit Committee has considered the provision of such services by S.B. Hoover & Company, L.L.P., and has determined that the provision of these services to TransCommunity is compatible with maintaining the independence of its external auditors.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any persons holding more than 10% of the TransCommunity's common stock to report their initial ownership of TransCommunity's equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission. Based solely on a review of Forms 3 and 4 furnished to TransCommunity during or with respect to its most recent fiscal years, TransCommunity believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2001, with the exception of the following: Messrs. Agee, James F. Keller (who is deemed an officer of TransCommunity for purposes of Section 16(a)), Metts, Minter, Nolte, Purcell and Ms. Susan B. Hardwicke (a former director) each made one late Form 4 filing in February 2002 reflecting purchases of shares made in December 2001.


                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS

     S.B. Hoover & Company, L.L.P. served as TransCommunity's independent public accountants for the fiscal year ended December 31, 2001, and has been selected by the Board of Directors as independent public accountants for TransCommunity for the fiscal year ending December 31, 2002, subject to ratification by the shareholders.

     If not otherwise specified, proxies will be voted in favor of ratification of the appointment. Representatives of S.B. Hoover & Company, L.L.P. are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF S.B. HOOVER & COMPANY, L.L.P. TO SERVE AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.


                                  OTHER MATTERS

     As of the date of this proxy statement, management is not aware of any business to come before the Annual Meeting other than those matters described above. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                              SHAREHOLDER PROPOSALS

     TransCommunity anticipates holding the 2003 Annual Meeting of Shareholders on May 27, 2003. Shareholder proposals intended to be presented at the 2003 Annual Meeting must be in proper form and must be submitted in writing to the Corporate Secretary at TransCommunity's principal office in Richmond, Virginia, no later than February 26, 2003 and no earlier than January 27, 2003, in order to be considered for presentation at the 2003 Annual Meeting or inclusion in the proxy materials for such meeting.


A copy of TransCommunity's Annual Report on Form 10-KSB (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2001, will be furnished without charge to shareholders upon written request directed to the Corporate Secretary at the address set forth on the first page of this proxy statement.

                                                                      Appendix A


                     TransCommunity Bankshares Incorporated

                                 Audit Committee
                                     of the
                               Board of Directors

                                COMMITTEE CHARTER


Committee Role

The committee's role is to act on behalf of the board of directors and oversee all material aspects of the company's financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements.

The role of the Audit Committee also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel and other committee advisors.

Committee Membership

The committee shall consist of at least three, and no more than six, independent, non-executive board members. To the greatest extent possible, Committee members shall have: (1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements, including a company's balance sheet, income statements, statement of cash flows and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

At least one member, preferably the chair, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements, and should have past employment experience in financial or accounting or other comparable experience or background. Committee appointments shall be approved annually by the board upon recommendation of the nominating committee. The committee chairperson shall be selected by the committee members or by the nominating committee.

Committee Operating Principles

The committee shall fulfill its responsibilities within the context of the following overriding principles:

Communications

The chair and others on the committee shall, to the extent appropriate, maintain an open avenue of contact throughout the year with senior management, other committee chairs and other key committee advisors (external and internal auditors, etc.), as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

Education/Orientation

The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to ensure understanding of the business ands environment in which the company operates.

Annual Plan

The committee, with input from management and other key committee advisor's, shall develop an annual plan responsive to the "primary committee responsibilities" detailed herein. The annual plan shall be reviewed and approved by the full board.

Meeting Agenda

Committee Meeting agendas shall be the responsibility of the committee chair, with input from committee members. It is expected that the chair would also ask for management and key committee advisors, and perhaps others, to participate in this process.

Expectations and Information Needs

The committee shall communicate committee expectations and the nature, timing and extent of committee information needs to management, internal auditors and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors and others at least one week in advance of meeting dates. Meeting conduct will assume committee members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

External Resources

The committee shall be authorized to access internal and external resources, as the committee requires, in order to carry out its responsibilities.

Meeting Attendees

The committee shall request members of management, counsel, internal and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee's responsibilities. Periodically, and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee chair with or without management's attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

Meeting Frequency

The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chair.

Reporting to the Board of Directors

The committee, through the committee chair, shall report periodically, as deemed necessary, but at least semiannually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member at least one week prior to the subsequent board of director's meeting.

Self-Assessment

The committee shall review, discuss and assess it's own performance as well as its role and responsibilities, seeking input from senior management, the full board and others. Changes in role/and or responsibilities, if any, shall be recommended to the full board for approval.

Committee Responsibilities

Financial Reporting

    . Review and assess the annual and internal financial statements before they are released to the public or filed with the SEC.
    . Review and assess the key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditors' views, and the basis for audit conclusions.
    . Approve changes in important accounting principles and the application thereof in both interim and annual financial reports.
    . Advise financial management and the external auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

Risk and Controls

    . Review and assess the company's business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk.
    . Review and assess the company's system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct. In that regard, review the findings and recommendations of the external and internal auditors, together with management's responses.
    . Review with legal counsel any regulatory matters that may have a material impact on the financial statements.
    . Review the results of the annual audits of directors' and officers' expense accounts and management perquisites prepared by the internal auditors.

External and Internal Auditors

    . Recommend the selection of the external auditors for approval by the board of directors.
    . Instruct the external auditors that they are responsible to the board of directors and the audit committee as representatives of the shareholders. In that regard, confirm that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations.
    .  Review the performance of the external and internal auditors.
    . Obtain a formal written statement from the external auditors consistent with standards set by the Independence Standards board. Additionally, discuss with the auditors any relationships or non-audit services that may affect their objectivity or independence.
    . Consider, in consultation with the external and internal auditors, their audit scopes and plans to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.
    . Review and approve requests for any consulting services to be performed by the external auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.
    . Review with management and the external auditors the result of the annual audits and related comments in consultation with other committees as deemed appropriate, including any difficulties or disputes with management, any significant changes in the audit plans, the rationale behind adoptions and changes in accounting estimates requiring significant judgments.
    . Provide a medium for the external auditors to discuss with the Audit Committee their judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.
    .  Approve changes in the directors of the internal audit function.

    . Instruct the internal auditors that they are responsible to the board of directors through the Committee.
    . Review with the internal auditors any changes in the scope of their plans.
    . Review with the internal auditors the result of their monitoring of compliance with the code of conduct.

Other

    .  Review and update the committee's charter
    .  Review and update the company's code of conduct.
    . Review and approve significant conflicts of interest and related party transactions.
    . Conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee will be empowered to retain independent counsel and other professionals to assist in conducting any investigation.

[X] Please mark your votes as in this example.

                             FORM OF REVOCABLE PROXY

                     TRANSCOMMUNITY BANKSHARES INCORPORATED

                         ANNUAL MEETING OF SHAREHOLDERS
                                September 4, 2002

          This Proxy is solicited on behalf of the Board of Directors.

       The undersigned shareholder of TransCommunity Bankshares Incorporated (TransCommunity) hereby appoints William C. Wiley and Bruce B. Nolte, jointly and severally as proxies, with full power to act alone, and with full power of substitution to represent the undersigned, and to vote all shares of TransCommunity standing in the name of the undersigned as of July 29, 2002, at the Annual Meeting of Shareholders to be held Wednesday, September 4, 2002, at 10:00 a.m. at the Powhatan Village Building, 3910 Old Buckingham Road, Powhatan, Virginia, or any adjournments thereof, on each of the following matters:

       This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all director nominees in Item 1 and FOR ratification of the accountants listed in Item 2. If any other matter shall be brought before the meeting under Item 3, the shares represented by this proxy will be voted in the discretion of the proxy agents.

(Continued and to be signed on Reverse Side)


                         Annual Meeting of Shareholders
                     TRANSCOMMUNITY BANKSHARES INCORPORATED
                                September 4, 2002

Please Detach and Mail in the Envelope Provided

1. To elect five (5) Class II directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and qualified, five (5) Class III directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and qualified, and five (5) Class I directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified, as instructed below.

           Class I Nominees:              Class II Nominees:               Class III Nominees:
           ----------------               ------------------               -------------------

           Richard W. Mayhew               Thomas M. Crowder                   Dean P. Agee
            James L. Minter               Juilan C. Metts, Jr.             Lawrence B. Nuckols
            Stuart C. Siegel               Troy A. Peery, Jr.               John W. Pretlow, Jr.
            John C. Watkins               John J. Purcell, Jr.                John J. Sponski
        Robin Traywick Williams             George W. Rimler                  William C. Wiley

      [ ] FOR                [ ] WITHHOLD               [ ] FOR ALL EXCEPT

(Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.)

                   -------------------------------------------


2. To ratify the appointment of S.B. Hoover & Company, L.L.P., as independent public accountants for the fiscal year ending December 31, 2002.

       _________ FOR          _________ AGAINST          _________ ABSTAIN



3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The undersigned acknowledges receipt from TransCommunity prior to the execution of this proxy of a Notice of Meeting and of a Proxy Statement dated August 6, 2002.

Signature _____________________________________ Dated: _______________ , 2002

NOTE: Please sign your name(s) exactly as shown imprinted hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


[ ] Please check this box if you plan to attend the meeting.


                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY